UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2021

Replay Acquisition Corp.
(Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation)	001-38859 (Commission File Number)	N/A (I.R.S. Employer Identification No.)
767 Fifth Avenue, 46th Floor New York, New York (Address of principal executive offices)	10153 (Zip Code)
(212) 891-2700 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share and one-half of one Warrant	RPLA.U	The New York Stock Exchange
Ordinary Shares, par value $0.0001 per share	RPLA	The New York Stock Exchange
Warrants, each whole warrant exercisable for one Ordinary Share at an exercise price of $11.50	RPLA WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On March 25, 2021, Replay Acquisition Corp. (“Replay” or the “Company”) held an extraordinary general meeting in lieu of the 2021 annual meeting of shareholders (the “General Meeting”) in connection with the proposed business combination (the “Business Combination”) of the Company and Finance of America Equity Capital LLC (“FoA”), as described in the proxy statement and prospectus filed by the Company with the SEC on February 12, 2021 (the “Proxy Statement”) and incorporated herein by reference. Present at the General Meeting were holders of 26,022,844 shares of the Company’s ordinary shares (the “Ordinary Shares”) in person or by proxy, representing 72.4% of the voting power of the Ordinary Shares as of January 28, 2021, the record date for the General Meeting (the “Record Date”), and constituting a quorum for the transaction of business. As of the Record Date, there were 35,937,500 Ordinary Shares issued and outstanding.

At the General Meeting, the Company’s shareholders approved each of the Cayman Proposals (consisting of approval of the Domestication, the Replay LLCA and the Business Combination), each of the Stock Issuance Proposals, each of the Organizational Documents Proposals, the Incentive Plan Proposal, and the Extension Proposal, in each case (including other capitalized terms used herein) as defined and described in greater detail in the Proxy Statement.

The approval of each of the Domestication, the Replay LLCA and the Extension Proposal required that a special resolution be passed by the affirmative vote of the holders of not less than two-thirds of the Ordinary Shares present and entitled to vote thereon at the General Meeting, in accordance with the Cayman Islands Companies Act. The approval of the Business Combination, the Stock Issuance Proposals, the Organizational Documents Proposals, and the Incentive Plan Proposal required the affirmative vote of the holders of a majority of the outstanding Ordinary Shares present and entitled to vote thereon at the General Meeting. The Adjournment Proposal, as defined and described in greater detail in the Proxy Statement, was not presented to the Company’s shareholders as the Cayman Proposals, the Stock Issuance Proposals, the Organizational Documents Proposals, the Incentive Plan Proposal and the Extension Proposal each received a sufficient number of votes for approval. If the conditions precedent to the consummation of the Business Combination have been satisfied or waived on or prior to April 1, 2021 (other than, and subject to the satisfaction or waiver of, those conditions that by their nature are to be satisfied at the closing of the Business Combination), the parties intend to consummate the Business Combination on April 1, 2021.

Set forth below are the final voting results for each of the Cayman Proposals, each of the Stock Issuance Proposals, each of the Organizational Documents Proposals, the Incentive Plan Proposal and the Extension Proposal:

The Cayman Proposals

Domestication

The Domestication was approved. The voting results of the Ordinary Shares present and entitled to vote thereon were as follows:

For	Against	Abstentions
22,862,323	2,541,426	619,095

Replay LLCA

The Replay LLCA was approved. The voting results of the Ordinary Shares present and entitled to vote thereon were as follows:

For	Against	Abstentions
22,862,263	2,541,426	619,155

Business Combination

The Business Combination was approved. The voting results of the Ordinary Shares present and entitled to vote thereon were as follows:

For	Against	Abstentions
22,863,024	2,541,726	618,094

The Stock Issuance Proposals

(a)	Each issuance of Ordinary Shares pursuant to each Replay PIPE Agreement was approved. The voting results of the Ordinary Shares present and entitled to vote thereon were as follows:

For	Against	Abstentions
22,860,924	2,542,426	619,494

(b)	Each issuance of shares of Class A Common Stock pursuant to each New Pubco PIPE Agreement was approved. The voting results of the Ordinary Shares present and entitled to vote thereon were as follows:

For	Against	Abstentions
22,860,724	2,542,626	619,494

(c)	Each issuance of shares of Class A Common Stock pursuant to the Transaction Agreement was approved. The voting results of the Ordinary Shares present and entitled to vote thereon were as follows:

For	Against	Abstentions
22,860,964	2,542,426	619,454

(d)	Each issuance of shares of Class B Common Stock pursuant to the Transaction Agreement was approved. The voting results of the Ordinary Shares present and entitled to vote thereon were as follows:

For	Against	Abstentions
22,860,797	2,542,426	619,621

(e)	Each issuance of Ordinary Shares pursuant to each Replay PIPE Agreement entered into with an affiliate of Replay Sponsor, LLC was approved. The voting results of the Ordinary Shares present and entitled to vote thereon were as follows:

For	Against	Abstentions
22,860,924	2,542,426	619,494

(f)	Each issuance of shares of Class A Common Stock to the Sellers, Blocker and Blocker GP pursuant to the Transaction Agreement was approved. The voting results of the Ordinary Shares present and entitled to vote thereon were as follows:

For	Against	Abstentions
22,861,024	2,542,426	619,394

(g)	Each issuance of Class B Common Stock to the Sellers pursuant to the Transaction Agreement was approved. The voting results of the Ordinary Shares present and entitled to vote thereon were as follows:

For	Against	Abstentions
22,862,230	2,542,486	618,128

The Organizational Documents Proposals

The Organizational Documents Proposals to approve certain material differences between the Proposed Organizational Documents of New Pubco and the Existing Organizational Documents of Replay were approved. The voting results of the Ordinary Shares present and entitled to vote thereon for each of the Organizational Documents Proposals were as follows:

(a)	Organizational Documents Proposal A: To approve the authorized capital stock provision in the Proposed Charter:

For	Against	Abstentions
22,848,558	2,555,206	619,080

(b)	Organizational Documents Proposal B: To approve the provisions in the Proposed Charter pursuant to which a special meeting of the stockholders may or must be called:

For	Against	Abstentions
22,805,233	2,599,231	618,380

(c)	Organizational Documents Proposal C: To approve all other changes in connection with the replacement of the Existing Organizational Documents of Replay with the Proposed Organizational Documents of New Pubco:

For	Against	Abstentions
22,862,598	2,541,926	618,320

The Incentive Plan Proposal

The Incentive Plan Proposal was approved. The voting results of the Ordinary Shares present and entitled to vote thereon were as follows:

For	Against	Abstentions
22,802,866	2,601,750	618,228

The Extension Proposal

The Extension Proposal was approved. The voting results of the Ordinary Shares present and entitled to vote thereon were as follows:

For	Against	Abstentions
22,849,323	2,555,593	617,928

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Replay Acquisition Corp.

Date: March 25, 2021	By:	/s/ Edmond Safra
		Name:	Edmond Safra
		Title:	Co-Chief Executive Officer

Date: March 25, 2021	By:	/s/ Gregorio Werthein
		Name:	Gregorio Werthein
		Title:	Co-Chief Executive Officer